Exhibit 99.1

Powerfleet Appoints Andrew Martin to Board of Directors

WOODCLIFF LAKE, N.J., April 30, 2024 - Powerfleet, Inc. (Nasdaq: PWFL) today announced that Andrew Martin of Private Capital Management, LLC (“PCM”), one of company’s largest shareholders, has joined its board of directors as an independent member of the board.

Mr. Martin is a Partner and member of the investment research team at PCM, a leading small-cap value manager headquartered in Naples, Florida. Mr. Martin joined PCM in 2013 from H.I.G. Capital’s hedge fund unit, where he was a senior research analyst for the firm’s value-oriented long/short equity fund. Prior to H.I.G. Capital, Mr. Martin worked at Polen Capital Management, Fine Capital Partners, as well as Credit Suisse First Boston.

“We are excited to welcome Andrew Martin to the Powerfleet board,” said Steve Towe, Chief Executive Officer at Powerfleet. “Andrew’s deep understanding of the Powerfleet evolution and experience in increasing shareholder value will be vital to Powerfleet as we pursue the growth strategy for our newly scaled business and unlock additional value creation opportunities for our shareholders.”

“I am delighted for Andrew to join our new board of directors,” added Michael Brodsky, Chairman of Powerfleet’s board. “I am confident he will add valuable perspective to the Powerfleet board.”

“As a large shareholder with a long-term position in the company, it is highly energizing to be joining the Powerfleet board of directors,” said Mr. Martin. “I am thrilled to be involved at such an exciting time for the company, just weeks after the business combination with MiX Telematics. I look forward to partnering with the rest of the board, Steve, and his team to help realize the short-term and long-term goals of the business.”

Mr. Martin holds an MBA from Columbia Business School. He received his Bachelor of Science in Applied Economics and Business Management from Cornell University.

ABOUT POWERFLEET

Powerfleet (Nasdaq: PWFL; JSE: PWR; TASE: PWFL) is a global leader in the artificial intelligence of things (AIoT) software-as-a-service (SaaS) mobile asset industry. With more than 30 years of experience, Powerfleet unifies business operations through the ingestion, harmonization, and integration of data, irrespective of source, and delivers actionable insights to help companies save lives, time, and money. Powerfleet’s ethos transcends our data ecosystem and commitment to innovation; our people-centric approach empowers our customers to realize impactful and sustained business improvement. The company is headquartered in New Jersey, United States, with offices around the globe. Explore more at www.powerfleet.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. Powerfleet’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions.

These forward-looking statements include, without limitation, Powerfleet’s expectations with respect to its beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside Powerfleet’s control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) future economic and business conditions, including the conflict between Israel and Hamas; (ii) integration of Powerfleet’s and MiX Telematics’ businesses and the ability to recognize the anticipated synergies and benefits of the transaction with MiX Telematics; (iii) the loss of any key customers or reduction in the purchase of Powerfleet products by any such customers; (iv) the failure of the markets for Powerfleet’s products to continue to develop; (v) the negative effects of the transaction with MiX Telematics on the market price of Powerfleet’s securities; (vi) Powerfleet’s inability to adequately protect its intellectual property; (vii) Powerfleet’s inability to manage growth; (viii) the effects of competition from a wide variety of local, regional, national and other providers of wireless solutions; and (ix) such other factors as are set forth in the periodic reports filed by Powerfleet with the Securities and Exchange Commission (“SEC”), including but not limited to those described under the heading “Risk Factors” in its annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by applicable securities law, Powerfleet assumes no obligation, nor does Powerfleet intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Powerfleet Investor Contacts
Carolyn Capaccio and Jody Burfening
LHA Investor Relations
AIOTIRTeam@lhai.com

Powerfleet Media Contact
Andrea Hayton
ahayton@powerfleet.com
+1 (610) 401-1999